UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2007


                             EATON CORPORATION
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          (Exact name of registrant as specified in its charter)

             Ohio                     1-1396              34-0196300
             ----                     ------              ----------
 (State or other jurisdiction    (Commission File      (I.R.S. Employer
      of incorporation)              Number)         Identification No.)

         Eaton Center
       Cleveland, Ohio                                      44114
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    (Address of principal                                 (Zip Code)
      executive offices)

                                 (216) 523-5000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
---------------------------------
Item 2.02 Results of Operations and Financial Condition

On April 16, 2007, Eaton Corporation issued a press release announcing financial results for the quarter ended March 31, 2007. A copy of this press release is attached hereto as Exhibit 99.

Section 9 - Financial Statements and Exhibits
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Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99 Press release for quarter ended March 31, 2007, filed herewith.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned hereunto duly authorized.


                                      Eaton Corporation

Date:  April 16, 2007                 /s/ R.H. Fearon
                                      -----------------------------------------
                                      R.H. Fearon
                                      Executive Vice President -
                                      Chief Financial and Planning Officer